METROPOLITAN WEST FUNDS

              Ultra Short Bond Fund - Class M and Class I
             Low Duration Bond Fund - Class M and Class I
             Total Return Bond Fund - Class M and Class I
             Intermediate Bond Fund - Class M and Class I
              High Yield Bond Fund - Class M and Class I
              Strategic Income Fund - Class M and Class I
                         AlphaTrak 500 Fund


                   SUPPLEMENT DATED AUGUST 4, 2003
TO THE STATEMENTS OF ADDITIONAL INFORMATION EACH DATED JULY 31, 2003


The following information supplements information contained in the Trust's Statements of Additional Information under the heading "SECURITIES AND TECHNIQUES USED BY THE FUNDS" and should be inserted before the paragraph entitled "Convertible Securities" found on page B-10 of each of the respective Statements of Additional Information.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

	The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.


              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                 WITH THE STATEMENTS OF ADDITIONAL
                 INFORMATION FOR FUTURE REFERENCE.